DATED THIS DAY OF 2024

BETWEEN

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD
Reg. No.: 198101011061(Co. No. 77188-P)

AND

ANGKASAX INNOVATION SDN BHD
Reg. No.: 202101007618 (1407917-U)

LOT S10, SECOND FLOOR

##

CENTREPOINT BANDAR UTAMA RENEWAL AGREEMENT

##

THIS RENEWAL AGREEMENT is made on this the day of 2024

BETWEEN

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN. BHD. Registration No.: 198101011061(77188-P) a company incorporated in Malaysia and having its registered office at No. 18, Persiaran Bukit Utama, Bandar Utama, PJU 6, 47800 Petaling Jaya, Selangor Darul Ehsan (hereinafter referred to as "**the Landlord**") of the one part;

AND

ANGKASAX INNOVATION SDN BHD Registration No.: 202101007618 (1407917-U) a company incorporated in Malaysia and having its registered office 29-2, Level 29, Oval Damansara, 685, Jalan Damansara, Taman Tun Dr. Ismail, 60000 Kuala Lumpur (hereinafter referred to as "**the Tenant**") of the other part.

The Landlord and the Tenant shall hereinafter be collectively called "**the Parties**" and individually be called "**the Party**".

WHEREAS

A) By a Tenancy Agreement executed between the Landlord of the one part and the Tenant of the other part dated **15 March 2022** (hereinafter referred to as "**the Principal Agreement**"), the Landlord has agreed to grant and the Tenant has agreed to accept a tenancy of an area measuring **1,552** square feet (hereinafter referred to as "**the Demised Premises**") located on the **Lot S10,** Second Floor, Centrepoint, Bandar Utama, 47800 Petaling Jaya, Selangor Darul Ehsan as set out in the Principal Agreement for principal term of **three (3) years** upon the terms and conditions therein (hereinafter referred to as "**the Tenancy**") and with the option to renew for a further term of **three (3)** years.

B) The terms granted under the Principal Agreement is expiring on **31 January 2025** and the Tenant has duly exercised the option to renew the Tenancy for a further one (1) term of **three (3) years** pursuant to Article 19.01 of the Principal Agreement.

C) The Tenant and the Landlord have agreed to amend, add and revise the Principal Agreement subject to the terms and conditions hereinafter appearing.

NOW THIS RENEWAL AGREEMENT WITNESSTH AS FOLLOWS: -

1. In consideration of mutual benefit, the Landlord and the Tenant hereby agree to renew the Tenancy pursuant to Article 19.01 of the Principal Agreement SUBJECT ALWAYS to the following: -

i) PERIOD OF TENANCY

The Tenancy for the second term shall be for a period of Three (3) years, commencing on **01 February 2025** to **31 January 2028.**

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD 198101011061 77188-P

ii) MONTHLY RENTAL FOR THREE (3) YEARS

A. <u>**Base Rent for the Demised Premises**</u>

Year 1 till Year 2
Ringgit Malaysia Four Thousand Three Hundred Forty Five and Cents Sixty Only (RM4,345.60) per month at **RM2.80** per sq. ft. per month x 1,552 sq. ft.;

Year 3
Ringgit Malaysia Four Thousand Five Hundred and Cents Eighty Only (RM4,500.80) per month at **RM2.90** per sq. ft. per month x 1,552 sq. ft

MONTHLY RENTAL
Year 1 till Year 2

RM 4,345.60	=	RM 4,345.60
Total Sum Payable	=	**RM 4,345.60**

= Ringgit Malaysia Four Thousand Three Hundred Forty Five and Cents Sixty Only (RM4,345.60)

Year 3

RM 4,500.80	=	RM 4,500.80
Total Sum Payable	=	**RM 4,500.80**

= Ringgit Malaysia Four Thousand Five Hundred and Cents Eighty Only (RM4,500.80)

The Monthly Rental for the first of which shall be paid upon the commencement of the renewed Tenancy and subsequent Monthly Rental to be paid on the same day and in the like manner as the rent reserved under the Principal Agreement.

iii) SECURITY DEPOSIT

The Security Deposit shall be at **Ringgit Malaysia Thirteen Thousand Five Hundred Two and Cents Forty Only (RM 13,502.40)**, in the form of cash, which is equivalent to three (3) months' Monthly Rental for the duration of this renewal. After taking into account the sum already paid as Security Deposit under the Principal Agreement, the Tenant shall pursuant to **Article 3.02** of the Principal Agreement, pay an additional sum of **Ringgit Malaysia One Thousand Three Hundred Ninety Six and Cents Eighty Only (RM1,396.80)**.

iv) TAX

1. Any sales, service or consumption tax that may be implemented by the Government in respect of the Monthly Rental and the Percentage Rent (if applicable) shall be borne by the Tenant.

2. Subject to the alterations, modifications and additions as herein contained and such other alterations (if any) as may be necessary to make the Principal

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD 198101011061 77188-P

Agreement consistent with this Renewal Agreement, all the terms, conditions, covenants and provisions contained in or subsisting to the Principal Agreement are applicable hereto and the Principal Agreement shall remain in full force and effect, with the exception of the further option to renew as provided in Article 19 and shall be read and construed and be enforceable as if the alterations additions and modification herein were inserted herein by way of addition or substitution as the case may be.

3. The stamp duty, administration fee and any tax (in respect of the administration fee) for the preparation, execution and completion of this Renewal Agreement shall be borne by the Tenant.

4. This Renewal Agreement shall be binding upon the successors in title of the Parties.

5. The Appendix contained herein shall be relevant and forming part of the terms and conditions of this Renewal Agreement.

6. The Tenant may, upon mutually agreed between the Tenant and the Landlord, be required to either fully renovate, partially renovate or enhance the appearance of the Demised Premised during the renewed term.

8. Assignment/Novation

8.1 The Landlord shall have the right at any time during the Tenancy to assign or novate all rights, title and interests, duties, liabilities and obligations of the Landlord to a third-party (including but not limited to an individual, a partnership, a corporation or a limited liability company) at the discretion of the Landlord without the consent of the Tenant provided that prior notice in writing of at least one (1) month in advance is given to the Tenant.

8.2 The Tenant shall agree to execute and deliver any or all documents or instruments as and when requested by the Landlord in order to affect the intent and purposes of such Assignment or Novation and at any time if consent of the Tenant is required (where applicable), such consent shall not be unreasonably withheld.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD ★ 198101011061 77188-P

IN WITNESS WHEREOF the duly authorised representatives of the Parties have hereby set their hands the day and year first above written.

SIGNED by for and on behalf of the Landlord,)
BANDAR UTAMA NEIGHBOURHOOD)
CENTRE SDN. BHD.)
Reg. No.: 198101011061(Co. No.: 77188-P))

....
DIRECTOR

In the presence of: -)
LEE ANN CHI (ANGIE))
PROPERTY LEASING)
) ....

SIGNED by for and on behalf of)
ANGKASAX INNOVATION SDN BHD)
Reg. No.: 202101007618(1407917-U))
Name : LIM KIN WAN)
NRIC : 660102 - 10 - 8789)
Designation : EXECUTIVE DIRECTOR)
Co. Stamp :) ....

Angkasax Innovation Sdn Bhd
202101007618
(1407917-U)

In the presence of witness:)

Name : Ng Chee Siong) ....
NRIC : 910930 - 10 - 6219)

Appendix
This is the execution page of this Renewal Agreement for the second term between Bandar Utama Neighbourhood Centre Sdn Bhd and Angkasax Innovation Sdn Bhd.

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD
198101011061
77188-P

APPENDIX

ITEM	PARTICULARS		
1	**COMPANY NAME** **Registration No.**	: :	ANGKASAX INNOVATION SDN BHD 202101007618 (1407917-U)
	REGISTERED ADDRESS	:	29-2, Level 29, Oval Damansara, 685, Jalan Damansara, Taman Tun Dr. Ismail, 60000 Kuala Lumpur.
	CORRESPONDENCE ADDRESS	:	Lots S10, Second Floor, Centrepoint, No.3, Lebuh Bandar Utama, Bandar Utama, 47800 Petaling Jaya, Selangor.
2	**TENANT'S BUSINESS NAME**	:	**ANGKASAX INNOVATION SDN BHD**
3	**LOT NO**	:	S10, Second Floor
	SIZE OF DEMISED PREMISES	:	1,552 sq. ft.
4	**TERM OF RENEWAL TENANCY**	:	Three (3) years
5	**FIT-OUT PERIOD**	:	NOT APPLICABLE.
6	**RENEWAL TENANCY COMMENCEMENT DATE**	:	**01 February 2025**
	EXPIRY OF TENANCY	:	**31 January 2028**
* 7	**FURTHER OPTION TO RENEW**	:	Not Applicable.
8	**BASE RENT**	:	Year 1 till Year 2– RM 2.80 per sq. ft. per month x 1,552 sq. ft. = **RM 4,345.60** Year 3 – RM 2.90 per sq. ft. per month x 1,552 sq. ft. = **RM 4,500.80**

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD ★ 198101011061 77188-P

APPENDIX

ITEMS	PARTICULARS		
9	**MONTHLY RENTAL** (excluding the consumption of chilled water for air-conditioning and other utilities)	:	**Year 1 till Year 2 - RM 4,345.60** **Year 3 - RM 4,500.80**
10	**BOOKING FEE**	:	NOT APPLICABLE.
11	**SECURITY DEPOSIT**	:	**RM 13,502.40** **EQUIVALENT TO THREE (3) MONTHS' MONTHLY RENTAL** (Provided in the form of Cash amounting to **RM 13,502.40** equivalent to three (3) months' Monthly Rental which shall be maintained throughout the subsistence of the Agreement.)
12	**FIT OUT DEPOSIT / RESTORATION DEPOSIT**	:	RM 4,000.00
13	**FIT OUT FEE**	:	Not applicable
14	**TENANT'S BUSINESS**	:	Strictly to be utilized as an office for "ANGKASAX INNOVATION SDN BHD" only.

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD
198101011061
77188-P